EXHIBIT 10.3

SECURITY AGREEMENT

This Security Agreement, effective as of December 30, 2022 (the “Agreement”) is made by and among Enochian BioSciences Inc., a corporation duly organized and validly existing under the laws of Delaware (the “Company”) and Paseco Aps, a limited company organized under the Kingdom of Denmark (the “Secured Party”).

WHEREAS, on February 6, 2020 the Secured Party provided funding to the Company in an aggregate principal amount of $1,200,000.00 in exchange for two promissory notes in the form attached hereto as Exhibit A, as amended and restated (the ”February Notes”), and such February Notes, as amended and restated, grant a first priority security interest in certain assets of the Company.

WHEREAS, on March 30, 2020 the Secured Party provided funding to the Company in an aggregate principal amount of $5,000,000.00 in exchange for a promissory note in the form attached hereto as Exhibit B, as amended (the ”March Note”, and together with the February Notes, the “Notes”), and such March Note, as amended, grants a first priority security interest in certain assets of the Company.

NOW THEREFORE, in order to induce the Secured Party to extend the maturity dates on the Notes, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company has agreed to pledge and grant a continuing security interest in the Collateral (as hereinafter defined) as security for the Secured Obligations (as hereinafter defined). Accordingly, the parties hereto agree as follows:

Section 1.             Definitions. Each capitalized term used herein and not otherwise defined shall have the meaning assigned to such term in the Note. In addition, as used herein:

“Collateral” shall have the meaning ascribed thereto in Section 3 hereof.

“Event of Default” shall have the meaning ascribed thereto in Section 5 of the February Notes, as amended and restated, and as set forth in Section 6 of the March Note, as amended.

“Secured Obligations” shall mean, collectively, the principal of and interest on the Notes issued or issuable (as applicable) by the Company and held by the Secured Party, and all other amounts from time to time owing to the Secured Party by the Company under this Agreement and the Notes.

“Secured Party” shall have the meaning defined in the preamble to this Agreement; provided, that such term also shall include, as to the benefits, rights and obligations herein, the successors and assigns of any Secured Party.

“Subsidiary” or “Subsidiaries” of the Company shall mean any entity whose equity interests are owned entirely by the Company.

“Transaction Agreements” shall mean this Agreement, the Note and all ancillary documents referred to in those agreements, and each of those agreements as may be amended.

“Uniform Commercial Code” shall mean the Uniform Commercial Code as in effect in the State of Delaware from time to time; provided, however, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection, priority, or remedies with respect to the Secured Party’ lien on any Collateral is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than the State of Delaware, the term “Uniform Commercial Code” shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority, or remedies.

Section 2.              Representations and Warranties of the Company. The Company hereby represents, warrants, and covenants that: (a) the Company owns or has good and marketable title to the Collateral and no other person or organization can make any claim of ownership of any kind on the Collateral; (b) the Company has the full power, authority and legal right to grant the security interest in the Collateral; (c) the Collateral is free from any and all claims, encumbrances, rights of setoff or any other security interest or lien of any kind except for the security interest in favor of the Secured Party created by this Security Agreement and (d) this Security Agreement creates in favor of the Secured Party a valid security interest in the Collateral, securing payment of the Secured Obligations, and such security interest is first priority.

Section 3.            Collateral. As collateral security for the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations, the Company hereby acknowledges, agrees and confirms that (i) the Secured Party shall continue to have a security interest in and lien upon and, (ii) to the extent not otherwise previously granted to the Secured Party, Company hereby pledges, grants, assigns, hypothecates and transfers to the Secured Party as hereinafter provided, a first priority security interest in and lien upon all of the Company’s wholly-owned assets, whether now existing or hereafter from time to time arising or acquired, and including those set forth on Annex 1 (all of the foregoing being collectively referred to herein as “Collateral”).

Section 4.             Further Assurances; Remedies. In furtherance of the grant of the pledge and security interest pursuant to Section 3 hereof, the Company hereby agrees with the Secured Party as follows:

4.01         Delivery and Other Perfection. The Company shall:

a.	give, execute, deliver, file and record any financing statement, notice, instrument, document, agreement or other papers that may be necessary or desirable (in the reasonable judgment of the Secured Party) to create, preserve, maintain, perfect or validate any security interest previously granted or granted pursuant hereto or to enable the Secured Party to exercise and enforce its rights hereunder with respect to such security interest, including, without limitation, upon the occurrence and continuance of an Event of Default, causing any or all of the Collateral to be transferred of record into the name of the Secured Party or its nominee;

b.	keep accurate books and records relating to the Collateral; and

c.	permit representatives of the Secured Party, upon reasonable notice, at any time during normal business hours to inspect and make abstracts from its books and records pertaining to the Collateral, and permit representatives of the Secured Party to be present at the Company’s place of business to receive copies of all communications and remittances relating to the Collateral, and forward copies of any notices or communications by the Company with respect to the Collateral, all in such manner as the Secured Party may reasonably require.

4.02        Other Financing Statements and Liens. Without the prior written consent of the Secured Party, the Company shall not file or suffer to be on file, or authorize or permit to be filed or to be on file, in any jurisdiction, any financing statement or like instrument with respect to the Collateral in which the Secured Party is not named as the sole secured party.

4.03         Events of Default, etc. Upon the occurrence and during the continuation of an Event of Default, the Secured Party may exercise any or all of the following rights and remedies:

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a.	require the Company to (and, upon such request, the Company shall) assemble and make available to the Secured Party the Collateral and all books and records relating thereto at such place or places, reasonably requested by the Secured Party, whether at the Company’s premises or elsewhere;

b.	the Secured Party may make any reasonable compromise or settlement deemed desirable with respect to any of the Collateral and may extend the time of payment, arrange for payment in installments, or otherwise modify the terms of, any of the Collateral;

c.	the Secured Party shall have all of the rights and remedies with respect to the Collateral of a secured party under the Uniform Commercial Code (whether or not said Code is in effect in the jurisdiction where the rights and remedies are asserted) and such additional rights and remedies to which a secured party is entitled under the laws in effect in any jurisdiction where any rights and remedies hereunder may be asserted, including, without limitation, the right, to the maximum extent permitted by law, to exercise all voting, consensual and other powers of ownership pertaining to the Collateral as if the Secured Party were the sole and absolute owner thereof (and the Company agrees to take all such action as may be appropriate to give effect to such right);

d.	the Secured Party in its discretion may, in its name or in the name of the Company or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so; and

e.	the Secured Party may, upon ten (10) days’ prior written notice to the Company of the time and place, with respect to the Collateral or any part thereof which shall then be or shall thereafter come into the possession, custody or control of the Secured Party, or any of its respective agents, sell, lease, assign or otherwise dispose of all or any of such Collateral, at such place or places as the Secured Party deems best, and for cash or on credit or for future delivery (without thereby assuming any credit risk), at public or private sale, without demand of performance or notice of intention to effect any such disposition or of time or place thereof (except such notice as is required above or by applicable statute and cannot be waived) and the Secured Party or anyone else may be the purchaser, lessee, assignee or recipient of any or all of the Collateral so disposed of at any public sale (or, to the extent permitted by law, at any private sale), and thereafter hold the same absolutely, free from any claim or right of whatsoever kind, including any right or equity of redemption (statutory or otherwise), of the Company, any such demand, notice or right and equity being hereby expressly waived and released. The Secured Party may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned.

The proceeds of each collection, sale or other disposition under this Section 4.03, shall be applied in accordance with Section 4.06 hereof.

4.04         Deficiency. If the proceeds of sale, collection or other realization of or upon the Collateral pursuant to Section 4.03 hereof are insufficient to cover the costs and expenses of such realization and the payment in full of the Secured Obligations, the Company shall remain liable for any deficiency.

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4.05         Removals, etc. Without at least thirty (30) days’ prior written notice to the Secured Party or unless otherwise required by law, the Company shall not (i) maintain any of its books or records with respect to the Collateral at any office or maintain its chief executive office or its principal place of business at any place, or permit any Collateral to be located anywhere other than at 10619 Painter Ave., Santa Fe Springs, CA 90670 or LA BioSpace 1927 Rancho Paseo Castilla, Los Angeles, CA 90032 or in transit from one of such locations to another; or (ii) change its corporate name, or the name under which it does business, from the name shown on the signature page hereto.

4.06         Application of Proceeds. Except as otherwise herein expressly provided, the proceeds of any collection, sale or other realization of all or any part of the Collateral pursuant hereto, and any other cash at the time held by the Secured Party under this Section 4, shall be applied by the Secured Party:

First, to the payment of the costs and expenses of such collection, sale or other realization, including reasonable out-of-pocket costs and expenses of the Secured Party and the fees and expenses of its agents and counsel, and all expenses, and advances made or incurred by the Secured Party in connection therewith;

Next, to the payment in full of the Secured Obligations in each case equally and ratably in accordance with the respective amounts thereof then due and owing to the Secured Party; and

Finally, to the payment to the Company, or its successors or assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining.

As used in this Section 4, “proceeds” of Collateral shall mean cash, securities and other property realized in respect of, and distributions in kind of, Collateral, including any thereof received under any reorganization, liquidation or adjustment of debt of the Company or any issuer of or obligor on any of the Collateral.

4.07         Attorney-in-Fact. Without limiting any rights or powers granted by this Agreement to the Secured Party while no Event of Default has occurred and is continuing, upon the occurrence and during the continuance of any Event of Default, the Secured Party is hereby appointed the attorney-in-fact of the Company for the purpose of carrying out the provisions of this Section 4 and taking any action and executing any instruments which the Secured Party may deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, so long as the Secured Party shall be entitled under this Section 4 to make collections in respect of the Collateral, the Secured Party shall have the right and power to receive, endorse and collect all checks made payable to the order of the Company representing any dividend, payment, or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same.

4.08         Perfection. Prior to or concurrently with the execution and delivery of this Agreement, the Company shall file such financing statements and other documents in such offices as may be necessary (including any such offices as the Secured Party may request) to perfect or maintain the security interests granted by Section 3 of this Agreement; and without limiting the Company’s obligations with respect to perfection of the security interests, the Company hereby authorizes the Secured Party to file all such financing statements and other documents (and ratifies any previously filed financing statements and other documents filed by the Secured Party).

4.09         Termination. When all Secured Obligations shall have been paid in full under the Note, this Agreement shall terminate, and the Secured Party shall forthwith cause to be assigned, transferred and delivered, against receipt but without any recourse, warranty or representation whatsoever, any remaining Collateral and money received in respect thereof, to or on the order of the Company. The Secured Party shall also execute and deliver to the Company upon such termination such Uniform Commercial Code termination statements and such other documentation as shall be reasonably requested by the Company, at the Company’s expense, to effect the termination and release of the liens on the Collateral.

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4.10         Expenses. The Company agrees to pay to the Secured Party all out-of-pocket expenses (including reasonable expenses for legal services of every kind) of, or incident to, the enforcement of any of the provisions of this Section 4, or performance by the Secured Party of any obligations of the Company in respect of the Collateral which the Company has failed or refused to perform upon reasonable notice, or any actual or attempted sale, or any exchange, enforcement, collection, compromise or settlement in respect of any of the Collateral, and for the care of the Collateral and defending or asserting rights and claims of the Secured Party in respect thereof, by litigation or otherwise, including expenses of insurance, and all such expenses shall be Secured Obligations to the Secured Party secured under Section 3 hereof.

4.11        Further Assurances. The Company agrees that, from time to time upon the written request of the Secured Party, the Company will execute and deliver such further documents and do such other acts and things as the Secured Party may reasonably request in order fully to effect the purposes of this Agreement.

Section 5.              Miscellaneous.

5.01         No Waiver. No failure on the part of the Secured Party or any of its agents to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by the Secured Party or any of its agents of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein are cumulative and are not exclusive of any remedies provided by law.

5.02        Governing Law. This Agreement shall be governed by, and construed in accordance with, the law of the State of Delaware.

5.03         Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (a) personally served, (b) delivered by reputable international courier service with charges prepaid, or (d) transmitted by hand delivery, telegram, or email (upon confirmation of receipt), addressed as set forth below or to such other address as such party shall have specified most recently by written notice given in accordance herewith. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (i) upon hand delivery or delivery by email (upon confirmation of receipt), or (ii) on the second business day following the date of mailing by reputable international courier service. The addresses for such communications shall be for (i) the Company at 9480 NE 2nd Avenue, #73 Miami, FL 33138, Telephone: (305) 918-1980, and (ii) the Secured Party at [●]. Any party hereto may from time to time change its address or facsimile number for notices under this Section by written notice to the other parties.

5.04         Waivers, etc. The terms of this Agreement may be waived, altered or amended only by an instrument in writing duly executed by the Company and the Secured Party. Any such amendment or waiver shall be binding upon the Secured Party and the Company.

5.05         Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the Company and the Secured Party (provided, however, that the Company shall not assign or transfer its rights hereunder without the prior written consent of the Secured Party.

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5.06         Counterparts; Execution; Additional Secured Party. This Agreement may be executed in any number of counterparts, all of which together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page was an original thereof. In the event additional Secured Parties become holders of the Note, such Secured Party will become a party to this Agreement by signing a counterpart to this Agreement in a form reasonably acceptable to the Secured Party, all of which together shall be considered one and the same instrument. The Company shall provide a copy of each counterpart to this Agreement executed by a Secured Party to the Secured Party.

5.07         Severability. If any provision hereof is invalid and unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Secured Party in order to carry out the intentions of the parties hereto as nearly as may be possible and (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

5.08         Entire Agreement. This Agreement and the other Transaction Agreements contains the entire agreement and understanding by and between the parties hereto with respect to the subject matter hereof and their resulting obligations to each other, as herein described; and it amends, restates and supersedes all prior agreements and understandings between the parties to this Agreement relating to the subject matter hereof. No change or modification of this Agreement shall be valid or binding unless the same is in writing and signed by the party intended to be so bound. No waiver of any provision of this Agreement shall be valid unless the same is in writing and signed by the party against whom such waiver is sought to be enforced. Moreover, no valid waiver of any provision of this Agreement, at any time, shall be deemed to be a waiver of any other provision of this Agreement at such time, or shall be deemed to be a valid waiver of such provision at any other time.

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IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be duly executed as of the day and year first above written.

The “Company”:		The “Secured Party”:

ENOCHIAN BIOSCIENCES INC.		PASECO APS

By:	/s/ Luisa Puche	By:	/s/ Ole Abildgaard
Name:	Luisa Puche	Name:	Ole Abildgaard
Title:	Chief Financial Officer	Title:	Chief Executive Officer, Paseco ApS

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